INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

12. INCOME TAXES

Due to the valuation allowance previously recorded against all net deferred tax assets, no income tax benefit was recorded for the three and six months ended June 30, 2015. The provision for the three and six months ended June 30, 2015 represents state minimum taxes and taxes attributable to Pakistan. For the three and six months ended June 30, 2014, we used a discrete approach in calculating the tax benefit. Under the discrete method, we determined our tax benefit based upon actual results as if the interim period were an annual period.
The Company’s plan to repatriate earnings in Pakistan to the United States requires that U.S. Federal taxes be provided on the Company’s earnings in Pakistan. For state tax purposes, the Company’s Pakistan earnings generally are not taxed due to a subtraction modification available in most states.
Although the Company is forecasting a return to profitability, it incurred cumulative losses which make realization of a deferred tax asset difficult to support in accordance with Accounting Standards Codification (“ASC”) 740. Accordingly, a valuation allowance has been recorded against all Federal and state deferred tax assets as of June 30, 2015 and December 31, 2014.

15. INCOME TAXES

For the year ended December 31 2014, the Company estimated its income tax provision based upon the annual pre-tax loss. Although the Company is forecasting a return to profitability, it incurred cumulative losses which make realization of a deferred tax asset difficult to support in accordance with ASC 740. Accordingly, a valuation allowance has been recorded against all federal deferred tax assets as of December 31, 2014. This resulted in a deferred Federal tax provision of $153,364 for the year ended December 31, 2014.
The Company’s plan to repatriate earnings in Pakistan to the United States requires that U.S. Federal taxes be provided on the Company’s earnings in Pakistan. For state tax purposes, the Company’s Pakistan earnings generally are not taxed due to a subtraction modification available in most states. As a result, through December 31, 2013, the Company reported cumulative losses at the state level for the last three years, and determined that it was more likely than not that it will not be able to utilize its state deferred tax assets. A valuation allowance was recorded against all state deferred tax assets as of December 31, 2013 and the Company continued to record a valuation allowance against its state deferred tax assets through December 31, 2014. The activity in the deferred tax valuation allowance was as follows for the years ended December 31, 2014 and 2013:

	2014	2013
Beginning balance	$82,052	$—
Provision	1,819,971	82,052
Adjustments	—	—
Ending balance	$1,902,023	$82,052
Income (loss) before tax for financial reporting purposes during the years ended December 31, 2014 and 2013 consisted of the following:

	2014	2013
United States	$(5,029,199)	$(926,698)
Foreign	696,474	893,192
	$(4,332,725)	$(33,506)
The provision for income taxes for the years ended December 31, 2014 and 2013 consisted of the following:

	2014	2013
Current:
Federal	$7,310	$18,739
State	12,006	9,722
Foreign	3,845	9,041
	23,161	37,502
Deferred:
Federal	153,364	(70,814)
State	—	177,802
	153,364	106,988
Total income tax provision	$176,525	$144,490
The components of the Company’s deferred income taxes as of December 31, 2014 and 2013 are as follows:

	2014	2013
Deferred tax assets:
Allowance for doubtful accounts	$49,775	$22,142
Deferred revenue	16,070	42,403
Deferred rent	3,781	3,105
Property and intangible assets	552,373	397,242
State net operating loss (“NOL”) carryforwards	114,190	17,449
Federal net operating loss (“NOL”) carryforward	1,242,278	—
Cumulative translation adjustment	78,768	115,124
Other	110,137	—
Valuation allowance	(1,902,023)	(82,052)
Total deferred tax assets	265,349	515,413
Deferred tax liabilities:
Earnings and profits of the Pakistani subsidiary	(265,349)	(220,103)
Net deferred tax assets	$—	$295,310
A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate of 34% for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
Federal tax (benefit)	$(1,473,127)	$(11,392)
Increase (decrease) in income taxes resulting from:
State tax expense, net of federal benefit	(108,105)	41,714
Non-deductible items	21,407	12,198
Undistributed earnings from foreign subsidiaries	3,845	5,967
Deferred true-up	(87,500)	12,210
Valuation allowance	1,819,971	82,052
Other	34	1,741
Total provision	$176,525	$144,490
At December 31, 2014 and 2013, the Company did not have any uncertain tax positions that required recognition. The Company is subject to taxation in the United States, various states and Pakistan. As of December 31, 2014, tax years 2011 through 2013 remain open to examination by major taxing jurisdictions in which the Company is subject to tax. The Pakistan Federal Board of Revenue issued a tax holiday, which precludes the Pakistan subsidiary from being subject to income taxes through June 2016.
For state tax purposes, the Company’s Pakistan earnings generally are not taxed due to a subtraction modification. In 2012, the Company utilized a blended effective rate in determining the net state benefit, which included the Subpart F deduction. This resulted in the Company recording a net benefit of approximately $40,000. In 2013, when the Company filed its state tax returns and finalized its Subpart F computations, the Company determined that the State of New Jersey does not allow this subtraction modification as a deduction in computing a net operating loss. Rather, the State of New Jersey only allows this subtraction modification to reduce net operating profits. As such, in 2013 the Company recorded a state tax adjustment of approximately $40,000 to reverse the net benefit recorded in 2012.
The Pakistan tax holiday does not have a significant impact on the Company’s effective tax rate as all of its earnings in Pakistan are fully provided for at the U.S. Federal tax rate of 34%. The Pakistan corporate tax rate is 33%. The Company’s income taxes would not have been significantly higher as a result of the holiday.
The Company has state NOL carryforwards of approximately $4.1 million which will expire at various dates from 2032 to 2034. The Company has a Federal NOL carryforward of approximately $3.6 million which will expire in 2034.